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Scudder Aggressive Growth Fund

Classes A, B, C and I

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Product and Services

<Click Here> Account Management Resources

Scudder Aggressive Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KGGAX	81111M-107
Class B	KGGBX	81111M-206
Class C	KGGCX	81111M-305

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Aggressive Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	-23.90%	-17.30%	-6.22%	-.67%
Class B	-24.49%	-18.08%	-7.06%	-1.56%
Class C	-24.47%	-18.11%	-7.10%	-1.58%
Russell 3000 Growth Index+	-22.22%	-19.26%	-5.33%	-.46%
Russell 3000 Index++	-18.82%	-11.56%	-1.78%	2.88%
Standard & Poor's 500 Index+++	-20.49%	-12.89%	-1.63%	3.13%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 9/30/02	$ 8.63	$ 8.20	$ 8.18
9/30/01	$ 11.34	$ 10.86	$ 10.83

Class A Lipper Rankings* - Multi-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	275	of	410	67
3-Year	113	of	226	50
5-Year	109	of	157	69

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Aggressive Growth Fund - Class A [] Russell 3000 Growth Index+ [] Russell 3000 Index++ [] Standard & Poor's 500 Index+++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Aggressive Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(b)	Growth of $10,000	$7,173	$5,331	$6,837	$9,069
	Average annual total return	-28.27%	-18.92%	-7.32%	-1.69%
Class B(b)	Growth of $10,000	$7,324	$5,389	$6,869	$9,052
	Average annual total return	-26.76%	-18.62%	-7.24%	-1.72%
Class C(b)	Growth of $10,000	$7,553	$5,491	$6,920	$9,128
	Average annual total return	-24.47%	-18.11%	-7.10%	-1.58%
Russell 3000 Growth Index+	Growth of $10,000	$7,778	$5,263	$7,603	$9,740
	Average annual total return	-22.22%	-19.26%	-5.33%	-.46%
Russell 3000 Index++	Growth of $10,000	$8,118	$6,916	$9,142	$11,771
	Average annual total return	-18.82%	-11.56%	-1.78%	2.88%
Standard & Poor's 500 Index+++	Growth of $10,000	$7,951	$6,610	$9,212	$11,942
	Average annual total return	-20.49%	-12.89%	-1.63%	3.13%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-, 5-year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on December 31, 1996.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Russell 3000 index is an unmanaged index comprised of 3,000 of the largest capitalized US domiciled companies whose common stocks trade in the US This portfolio of securities represents approximately 98 percent of the investable US equity market.
+++ The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Beginning with the next semiannual report, the Fund will show the Russell 3000 Growth Index in place of the Russell 3000 Index as this index better reflects the capitalization range of the Fund's investments and investment style.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g. political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Aggressive Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Aggressive Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sewall Hodges

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995.

Joined the fund in 1999.

Over 24 years of investment industry experience.

MBA, Wharton Business School, University of Pennsylvania.

Peter Chin

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1973.

Joined the fund in 1999.

Over 33 years of investment industry experience.

MBA, Columbia University Graduate School of Business.

Roy McKay

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1988.

Joined the fund in 1999.

Over 36 years of investment industry experience.

MBA, Wharton Business School, University of Pennsylvania.

In the following interview, Sewall Hodges, co-portfolio manager of Scudder Aggressive Growth Fund, discusses the fund's results and strategy for the 12-month period ended September 30, 2002. He also offers an outlook for the months ahead.

Q: How did Scudder Aggressive Growth Fund perform in fiscal year 2002?

A: Scudder Aggressive Growth Fund fell 23.90 percent (Class A shares unadjusted for sales charge) for the 12 months ended September 30, 2002. This was a larger decline than the 20.49 percent drop for the period in the unmanaged Standard & Poor's (S&P) 500 index, a group of large-company stocks not available for direct investment. The unmanaged Russell 3000 Index, a group of stocks that fit the Frank Russell Co.'s definition of growth-style investments and vary in market capitalization, posted a -18.82 percent return over the fiscal year. The average return for the fund's peer group, the Lipper Multi-Cap Growth Funds, was -20.38 percent for the 12 months ended September 30, 2002.

As you know, the portfolio's risk profile is higher than that of the overall equity market. Unlike the S&P 500 index, the fund's portfolio has a significant number of small-company stocks that we believe have stronger-than-average long-term growth prospects. With 71 holdings as of September 30, Scudder Aggressive Growth Fund's portfolio was also more concentrated than either the S&P 500 or the Russell 3000 indices, each of which has hundreds of stocks. That means price movements in any one stock can have more of an effect on fund performance than on index performance. Further, as a growth-oriented fund, Scudder Aggressive Growth Fund is expected to underperform the broader equity indices when value-oriented stocks are in favor as they were during this past fiscal year.

We continued to manage Scudder Aggressive Growth Fund as a stock picker's fund. However, market conditions in the wake of the recent corporate accounting and governance scandals have made the stock-screening process more challenging and yet more important than ever. It has, in fact, been difficult to assess the uncommon and often unprecedented risks bearing on stocks over the last 12 months. At the same time, the fund's sector positioning provided mixed results.

Q: How was Scudder Aggressive Growth Fund's portfolio positioned?

A: The fund was overweight in information technology stocks throughout the fiscal year. Technology stocks, which had led the equity market recovery into the end of 2001, began to retreat in the New Year, as valuations appeared stretched and the expected upside earnings guidance did not materialize. For the annual period overall, the information technology sector lost approximately 34 percent. The fund was also negatively affected by its avoidance of Consumer Staples stocks. Fiscal and monetary action, as well as rapidly falling interest rates, acted as a powerful stimulus for the American consumer. After the initial post-September 11 pullback, consumer spending rebounded and was propelled by a combination of patriotism, auto incentives, retail discounting, liquidity from refinanced mortgages and anticipation of an economic rebound. Consumer spending was strong in the months before Christmas and continued at a healthy clip through the summer of 2002. Overall, the consumer staples sector was one of the top-performing sectors in the S&P 500 index during the annual period.

On the upside, the portfolio's underweight position in financial services overall, and within that sector, its underweighting in banks and overweighting in property and casualty insurance companies, had a positive effect on fund performance. So, too, did the portfolio's underweight position in the poorly performing telecommunications sector. The fund held a neutral weighting in energy stocks, but several stocks within that sector performed well during the period, and we sold several energy holdings at a profit.

Q: How did you attempt to manage investment risk in the portfolio?

A: We had two primary strategies for managing risk during what was clearly a challenging annual period for equity investors. First, we increased the fund's cash position. Having reached a peak of 36 percent of fund assets at one point during the year, the fund had a cash position of 18 percent at September 30, 2002. This reflected our strategy to preserve capital, as short-term market conditions grew treacherous. Second, we eliminated stocks we considered to be fully valued, and we sought to buy stocks that we considered to be relatively immune from macroeconomic or geopolitical uncertainties. For example, toward the end of the fiscal year, we reduced the fund's positions in Teva Pharmaceuticals (1.12 percent of market value as of September 30, 2002), Intersil Corp (0.37 percent), and Intuit (1.71 percent). We established a 0.92 percent position in SkyWest as of September 30. SkyWest operates a US regional airline that provides passenger (Delta Connection and United Express) and freight service.

Throughout, we closely monitored the fundamental operations of every stock in the portfolio, particularly technology companies and rapidly growing businesses. We continued to look for companies that historically have had the lowest probability of negative earnings surprises and management teams who clearly articulate how growth is being achieved.

Q: For the fiscal year, which were Scudder Aggressive Growth Fund's major winners and losers?

A: Among the fund's top performers included oil and gas production companies Nabors Industries (sold prior to September 30) and EOG Resources (1.63 percent of market value), oilfield services firm Precision Drilling (1.63 percent), semiconductor company Teradyne (sold prior to September 30), and computer software enterprise Intuit.

Most of the fund's poorest performers were in the information technology sector. These included Atmel (0.30 percent of market value), Polycom (0.71 percent) , and Triton PCS (0.56 percent). Pharmaceutical company Andrx Group (1.91 percent) and conglomerate Tyco (1.12 percent) were also disappointments for the fund. We continued to hold these names. We believe that their fundamentals remain sound and their long-term prospects remain positive, even though these companies either have not met earnings estimates in the last several months or have been unable to avoid the ripple effects of recent market pressures.

Q: What is your investment outlook for the next several months?

A: Given the volatility of the equity markets, the uncertainty of geopolitics, the mixed signals from the economy, and the upcoming November 2002 elections, it is difficult to foresee which factors will dominate investor sentiment going forward. In our view, Federal Reserve Board Chairman Alan Greenspan is likely to keep interest rates low to preserve a still-fragile economic expansion. This stance should facilitate corporate restructuring and the transitional process that companies must undertake after the excesses of the technology bubble. We expect consumer spending may hold up fairly well, supported by the robust real estate market and the declining unemployment rate. Investment spending, on the other hand, will likely continue to lag, as corporations hold back in an effort to rebuild profit margins. For this reason, we believe economic growth may remain sluggish in the months ahead.

Equity markets have been returning to reality after a long period of excessive valuations. From 1998 through 2000, reported corporate profits outstripped estimates of sustainable trend earnings because the economy was operating beyond its potential level and because stock options, capital gains and "innovative" accounting pushed reported profits above national income accounts profits. The equity markets have since been purging this excess of stretched valuations, bringing reported profits and equity prices back to economic reality. We believe the adjustment may be nearing completion, as forward-looking valuations have become more reasonable. Still, we do not expect equity returns to come close on a sustained level to the heady gains of the late 1990s. Bottom line - we believe corporate earnings will continue to be the primary driver of the equity markets.

Q: Given this outlook, what investment strategies do you intend to pursue in the fund going forward?

A: We remain committed to our aggressive growth strategy, and thus we intend to stay overweight in the information technology sector. While this area continues to be quite volatile as it has for the past two and a half years or so, we believe technology stocks can be exceptionally rewarding for patient investors with a long-term view. By focusing on companies that stand up to rigorous financial scrutiny, we believe the portfolio is well positioned for an economic rebound. Every decade has its investment excesses, and in our view, we are currently in the midst of a healthy cleansing period that should restore investor confidence in markets and the fiscal accountability of corporations. We maintain our long-term perspective, believing that the investment climate is gradually changing for the better with a new cycle of growth on the horizon.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Common Stocks	82%	67%
Cash Equivalents	18%	33%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Information Technology	44%	49%
Health Care	13%	15%
Industrials	12%	8%
Consumer Discretionary	11%	8%
Financials	10%	9%
Energy	9%	9%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2002 (29.1% of Portfolio)
1. Symbol Technologies, Inc. Manufacturer of bar code laser scanners	3.8%
2. Harley-Davidson, Inc. Manufacturer of motorcycles	3.5%
3. Fiserv, Inc. Provider of data processing services	3.4%
4. Microsoft Corp. Developer of computer software	3.2%
5. Paychex, Inc. Provider of payroll and human resources services	3.0%
6. Medtronic, Inc. Manufacturer of cardiac pacemakers	3.0%
7. Talisman Energy, Inc. Explorer of oil and gas	2.6%
8. State Street Corp. Provider of custodian banking services	2.4%
9. Biovail Corp. Producer of pharmaceuticals	2.1%
10. Dow Jones & Co., Inc. Operator of business publication and financial news business	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 82.2%
Consumer Discretionary 9.3%
Automobiles 3.6%
Harley-Davidson, Inc.	86,900	4,036,505
Media 4.4%
Dow Jones & Co., Inc.	61,800	2,373,738
Univision Communications, Inc. "A"*	56,000	1,276,800
Viacom, Inc. "B"*	34,306	1,391,108
		5,041,646
Specialty Retail 0.5%
Copart, Inc.*	54,800	594,580
Textiles, Apparel & Luxury Goods 0.8%
Brown Shoe Co., Inc.	49,600	887,840
Energy 7.2%
Energy Equipment & Services 1.6%
Precision Drilling Corp.*	61,900	1,863,190
Oil & Gas 5.6%
Anadarko Petroleum Corp.	32,600	1,452,004
EOG Resources, Inc.	51,700	1,859,132
Talisman Energy, Inc.	75,000	3,005,860
		6,316,996
Financials 6.9%
Diversified Financials 2.4%
State Street Corp.	70,400	2,720,256
Insurance 4.5%
Everest Re Group Ltd.	26,500	1,453,790
Progressive Corp.	35,100	1,777,113
Renaissance Retail Group Ltd.	51,600	1,949,964
		5,180,867
Health Care 10.9%
Health Care Equipment & Supplies 3.0%
Medtronic, Inc.	80,505	3,390,871
Health Care Providers & Services 1.4%
DaVita, Inc.*	68,400	1,614,240
Pharmaceuticals 6.5%
Andrx Group*	98,300	2,177,345
Biovail Corp.*	98,400	2,429,496
Teva Pharmaceutical Industries Ltd. (ADR)	19,100	1,279,700
Watson Pharmaceuticals, Inc.*	61,500	1,507,365
		7,393,906
Industrials 10.2%
Air Freight & Logistics 0.7%
EGL, Inc.*	72,400	797,124
Airlines 0.9%
SkyWest, Inc.	80,000	1,048,000
Commercial Services & Supplies 7.5%
Automatic Data Processing, Inc.	36,100	1,255,197
Fiserv, Inc.*	136,550	3,834,324
Paychex, Inc.	141,200	3,433,984
		8,523,505
Industrial Conglomerates 1.1%
Tyco International Ltd.	90,500	1,276,050
Information Technology 35.8%
Communications Equipment 3.8%
Brocade Communications Systems, Inc.*	49,100	369,723
Cisco Systems, Inc.*	110,500	1,158,040
Comverse Technologies, Inc.*	45,200	315,948
Polycom, Inc.*	119,900	814,121
UTStarcom, Inc.*	107,400	1,639,998
		4,297,830
Computers & Peripherals 1.4%
EMC Corp.*	97,300	444,661
Network Appliance, Inc.*	64,900	475,717
Sandisk Corp.*	50,200	658,122
		1,578,500
Electronic Equipment & Instruments 7.6%
Nanometrics, Inc.*	74,500	198,170
Photon Dynamics, Inc.*	43,500	810,405
Plexus Corp.*	58,600	542,050
Symbol Technologies, Inc.	561,300	4,305,170
Vishay Intertechnology, Inc.*	65,200	573,760
Waters Corp.*	93,300	2,262,525
		8,692,080
Internet Software & Services 1.8%
Check Point Software Technologies Ltd.*	119,100	1,636,434
SmartForce PLC (ADR)*	129,400	427,020
		2,063,454
Semiconductor Equipment & Products 9.1%
Analog Devices, Inc.*	59,800	1,178,060
Applied Micro Circuits Corp.*	80,400	229,944
Atmel Corp.*	318,800	337,928
Cirrus Logic, Inc.*	54,600	139,230
Genesis Microchip, Inc.*	68,800	527,696
Intersil Corp. "A"*	32,304	418,660
Linear Technology Corp.	77,900	1,614,088
Microchip Technology, Inc.*	82,050	1,677,923
Micron Technology, Inc.*	37,300	461,401
PDF Solutions, Inc.*	88,500	468,165
Pericom Semiconductor Corp.*	127,700	1,100,774
QLogic Corp.*	40,200	1,046,808
Silicon Storage Technology, Inc.*	234,400	916,504
Siliconix, Inc.*	11,700	207,909
Vitesse Semiconductor Corp.*	99,300	67,524
		10,392,614
Software 12.1%
Advent Software, Inc.*	19,600	224,420
Amdocs Ltd.*	74,400	476,160
BEA Systems, Inc.*	69,900	362,082
Intuit, Inc.*	42,900	1,953,237
Mercury Interactive Corp.*	118,800	2,038,608
Microsoft Corp.*	83,800	3,661,222
PeopleSoft, Inc.*	133,700	1,653,869
RSA Security, Inc.*	109,950	369,432
SAP AG (ADR)	57,200	643,500
THQ, Inc.*	27,200	565,760
Verity, Inc.*	181,700	1,807,915
		13,756,205
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.2%
Time Warner Telecom, Inc. "A"*	266,900	216,189
Wireless Telecommunication Services 0.6%
Triton PCS Holdings, Inc. "A"*	307,300	642,257
Other 1.1%
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	16,000	1,308,640
Total Common Stocks (Cost $198,102,027)		93,633,345

Cash Equivalents 17.8%
Scudder Cash Management QP Trust, 1.90% (b) (Cost $20,323,165)	20,323,165	20,323,165
Total Investment Portfolio - 100.0% (Cost $218,425,192) (a)		113,956,510

* Non-income producing security.
(a) The cost for federal income tax purposes was $218,608,586. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $104,652,076. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,807,636 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $109,459,712.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $218,425,192)	$ 113,956,510
Dividends receivable	32,095
Receivable for Fund shares sold	197,984
Total assets	114,186,589
Liabilities
Payable for Fund shares redeemed	620,317
Accrued management fee	83,303
Other accrued expenses and payables	129,931
Total liabilities	833,551
Net assets, at value	$ 113,353,038
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(104,468,682)
Accumulated net realized gain (loss)	(29,234,366)
Paid-in capital	247,056,086
Net assets, at value	$ 113,353,038

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value and Offering Price
Class A Shares Net Asset Value and redemption price per share ($58,520,561 / 6,777,169 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.63
Maximum offering price per share (100 / 94.25 of $8.63)	$ 9.16
Class B Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($36,213,554 / 4,415,323 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.20
Class C Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,621,729 / 1,786,584 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.18
Class I Shares Net Asset Value, offering and redemption price per share ($3,997,194 / 460,599 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,813)	$ 363,217
Interest	736,504
Total Income	1,099,721
Expenses: Management fee	909,874
Administrative fee	822,608
Distribution service fees	961,508
Trustees' fees and expenses	23,939
Other	14,939
Total expenses, before expense reductions	2,732,868
Expense reductions	(1,546)
Total expenses, after expense reductions	2,731,322
Net investment income (loss)	(1,631,601)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(21,135,679)
Written options	109,715
Foreign currency related transactions	(59)
(21,026,023)
Net unrealized appreciation (depreciation) during the period on investments	(14,431,253)
Net gain (loss) on investment transactions	(35,457,276)
Net increase (decrease) in net assets resulting from operations	$ (37,088,877)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (1,631,601)	$ (576,638)
Net realized gain (loss) on investment transactions	(21,026,023)	(8,206,142)
Net unrealized appreciation (depreciation) on investment transactions during the period	(14,431,253)	(144,093,789)
Net increase (decrease) in net assets resulting from operations	(37,088,877)	(152,876,569)
Distributions to shareholders from: Net realized gains: Class A	-	(1,106,579)
Class B	-	(766,394)
Class C	-	(224,462)
Fund share transactions: Proceeds from shares sold	75,476,367	226,572,355
Reinvestment of distributions	-	2,020,538
Cost of shares redeemed	(84,758,915)	(181,489,045)
Net increase (decrease) in net assets from Fund share transactions	(9,282,548)	47,103,848
Increase (decrease) in net assets	(46,371,425)	(107,870,156)
Net assets at beginning of period	159,724,463	267,594,619
Net assets at end of period	$ 113,353,038	$ 159,724,463

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.34	$ 22.88	$ 15.42	$ 10.98	$ 12.60
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	.04	(.00)[b]	(.11)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.63)	(11.41)	7.46	4.55	(1.05)
Total from investment operations	(2.71)	(11.37)	7.46	4.44	(1.07)
Less distributions from: Net realized gains on investment transactions	-	(.17)	-	-	(.55)
Net asset value, end of period	$ 8.63	$ 11.34	$ 22.88	$ 15.42	$ 10.98
Total Return (%)[c]	(23.90)	(49.95)	48.38	40.44[d]	(8.67)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	86	142	40	21
Ratio of expenses before expense reductions (%)	1.27	1.51[e]	1.40	1.59	1.46
Ratio of expenses after expense reductions (%)	1.27	1.51[e]	1.40	1.30	1.25
Ratio of net investment income (loss) (%)	(.62)	.21	(.01)	(.81)	(.42)
Portfolio turnover rate (%)	41	44	101	125	190
[a] Based on average shares outstanding during the period.
[b] Less than $0.005 per share
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.47%.

Class B
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.86	$ 22.14	$ 15.06	$ 10.83	$ 12.52
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.12)	(.20)	(.24)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.50)	(10.99)	7.28	4.47	(1.10)
Total from investment operations	(2.66)	(11.11)	7.08	4.23	(1.14)
Less distributions from: Net realized gains on investment transactions	-	(.17)	-	-	(.55)
Net asset value, end of period	$ 8.20	$ 10.86	$ 22.14	$ 15.06	$ 10.83
Total Return (%)[b]	(24.49)	(50.45)	47.01	39.06[c]	(9.30)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	55	98	28	14
Ratio of expenses before expense reductions (%)	2.08	2.48[d]	2.33	2.77	2.81
Ratio of expenses after expense reductions (%)	2.08	2.48[d]	2.32	2.17	2.12
Ratio of net investment income (loss) (%)	(1.43)	(.75)	(.95)	(1.68)	(1.29)
Portfolio turnover rate (%)	41	44	101	125	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.41%.

Class C
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.83	$ 22.11	$ 15.06	$ 10.84	$ 12.53
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.15)	(.22)	(.25)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.49)	(10.96)	7.27	4.47	(1.10)
Total from investment operations	(2.65)	(11.11)	7.05	4.22	(1.14)
Less distributions from: Net realized gains on investment transactions	-	(.17)	-	-	(.55)
Net asset value, end of period	$ 8.18	$ 10.83	$ 22.11	$ 15.06	$ 10.84
Total Return (%)[b]	(24.47)	(50.52)	46.81	38.93[c]	(9.29)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	19	27	7	3
Ratio of expenses before expense reductions (%)	2.06	2.62[d]	2.44	2.96	2.76
Ratio of expenses after expense reductions (%)	2.06	2.62[d]	2.43	2.30	2.10
Ratio of net investment income (loss) (%)	(1.41)	(.92)	(1.05)	(1.81)	(1.27)
Portfolio turnover rate (%)	41	44	101	125	190
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.57%.

Class I
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.65
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	(4.97)
Total from investment operations	(4.97)
Net asset value, end of period	$ 8.68
Total Return (%)[c]	(36.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses	.63*
Ratio of net investment income (loss) (%)	(.03)*
Portfolio turnover rate (%)	41
[a] For the period December 3, 2001 (commencement of sales) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005 per share.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Aggressive Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $15,942,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($1,684,000) and September 30, 2010 ($14,258,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $13,108,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	-
Capital loss carryforwards	(15,942,000)
Net unrealized appreciation (depreciation) on investments	(104,652,076)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $74,719,255 and $53,249,523, respectively.

Transactions in written options for the year ended September 30, 2002, are summarized as follows:

	Contacts	Premiums
Outstanding, beginning of period	-	$ -
Options written	3,932	286,095
Options closed	(81)	(6,453)
Options exercised	(1,691)	(160,342)
Options expired	(2,160)	(119,300)
Outstanding, end of period	-	$ -

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.65% of average daily net assets which is then adjusted upward or downward by a maximum of 0.20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock Index.

For the year ended September 30, 2002, the Fund incurred a management fee as follows:

Base fee	$ 1,274,689
Performance adjustment	(364,815)
Total fees	$ 909,874

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 422,600	$ 31,136
Class B	294,238	20,498
Class C	101,085	7,727
Class I	4,685	361
	$ 822,608	$ 59,722

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 419,672	$ 25,417
Class C	151,375	9,616
	$ 571,047	$ 35,033

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 204,270	$ 12,076.23%
Class B	136,880	14,797.24%
Class C	49,311	4,495.24%
	$ 390,461	$ 31,368

Underwriting Agreement and Contingent Deferred Sales charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $24,542.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated $247,186 and $1,834, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2002, SDI received $491.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $487,311 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,546 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,331,557	$ 41,322,517	10,023,177	$ 170,436,284
Class B	1,445,844	16,967,094	2,300,638	38,914,602
Class C	831,053	9,664,916	1,038,586	17,221,469
Class I*	556,635	7,521,840	-	-
		$ 75,476,367		$ 226,572,355
Shares issued in reinvestment of dividends
Class A	-	$ -	61,531	$ 1,076,180
Class B	-	-	43,002	725,874
Class C	-	-	12,959	218,484
Class I*	-	-	-	-
		$ -		$ 2,020,538
Shares redeemed
Class A	(4,168,140)	$ (51,068,134)	(8,687,646)	$ (144,821,194)
Class B	(2,073,425)	(23,694,022)	(1,720,146)	(27,294,083)
Class C	(761,959)	(8,807,235)	(577,216)	(9,373,768)
Class I*	(96,036)	(1,189,524)	-	-
		$ (84,758,915)		$ (181,489,045)
Net increase (decrease)
Class A	(836,583)	$ (9,745,617)	1,397,062	$ 26,691,270
Class B	(627,581)	(6,726,928)	623,494	12,346,393
Class C	69,094	857,681	474,329	8,066,185
Class I*	460,599	6,332,316	-	-
		$ (9,282,548)		$ 47,103,848

* For the period December 3, 2001 (commencement of sales of Class I) to September 30, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Aggressive Growth Fund, (the "Fund"), as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Aggressive Growth Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 11, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Sewall F. Hodges (47) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[4] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Performance Summary September 30, 2002

Average Annual Total Returns*
Life of Class**
Scudder Aggressive Growth Fund - Class I Shares	-37.10%
Russell 3000 Growth Index+	-37.83%
Russell 3000 Index++	-30.71%
Standard & Poor's 500 Index+++	-32.05%

Performance is historical, includes reinvestment of dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends.
** On December 3, 2001, the Fund commenced offering Class I shares. Index comparisons begin November 30, 2001.
+ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Russell 3000 index is an unmanaged index comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.
+++ The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Beginning with the next semiannual report, the Fund will show the Russell 3000 Growth Index in place of the Russell 3000 Index as this index better reflects the capitalization range of the Fund's investments and investment style.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Aggressive Growth Fund prospectus and the 2002 Annual Report for Scudder Aggressive Growth Fund.

(SAGF-ISUP)